Fresh-Start Reporting (Notes)	12 Months Ended
Dec. 31, 2017
Reorganizations [Abstract]
Fresh-Start Reporting
FRESH START REPORTING

As of the Effective Date, Vistra Energy applied fresh start reporting under the applicable provisions of ASC 852. In order to apply fresh-start reporting, ASC 852 requires two criteria to be satisfied: (1) that total post petition liabilities and allowed claims immediately before the date of confirmation of the Plan of Reorganization be in excess of reorganization value and (2) that holders of our Predecessor's voting shares immediately before confirmation of the Plan receive less than 50% of the voting shares of the emerging entity. Vistra Energy met both criteria. Under ASC 852, application of fresh start reporting is required on the date on which a plan of reorganization is confirmed by a bankruptcy court and all material conditions to the plan of reorganization are satisfied. All material conditions to the Plan of Reorganization were satisfied on the Effective Date, including the execution of the Spin-Off.

Reorganization Value

A third-party valuation specialist submitted a report to the Bankruptcy Court in July 2016 assuming an emergence from bankruptcy as of December 31, 2016. This report provided an estimated value range for the total Vistra Energy enterprise. Management selected an enterprise value within that range of $10.5 billion. The enterprise value submitted by the valuation specialist was based upon:

•	historical financial information of our Predecessor for recent years and interim periods;

•	certain internal financial and operating data of our Predecessor;

•	certain financial, tax and operational forecasts of Vistra Energy;

•	certain publicly available financial data for comparable companies to the operating business of Vistra Energy;

•	the Plan of Reorganization and related documents;

•	certain economic and industry information relevant to the operating business, and

•	other studies, analyses and inquiries.

The valuation analysis for Vistra Energy included (i) a discounted cash flow calculation and (ii) peer group company analysis. Equal weighting was assigned to the two methodologies, before adding the value of the tax basis step-up resulting from certain transactions pursuant to the Plan of Reorganization, which was valued separately. The estimated future cash flows included annual forecasts through 2021. A terminal value was included in the discounted cash flow calculation using an exit multiple approach based on the cash flows of the final year of the forecast period.

The valuation analysis used a discount rate of approximately 7%. The determination of the discount rate takes into consideration the capital structure, credit ratings and current debt yields of comparable publicly traded companies as well as an estimate of return on equity that reflects historical market returns and current market volatility for the industry.

Although the Company believes the assumptions and estimates used by the valuation specialist to develop the enterprise value are reasonable and appropriate, different assumption and estimates could materially impact the analysis and resulting conclusions.

Under ASC 852, reorganization value is generally allocated, first, to identifiable tangible assets, identifiable intangible assets and liabilities, then any remaining excess reorganization value is allocated to goodwill. Vistra Energy estimates its reorganization value of assets at approximately $15.161 billion as of October 3, 2016, which consists of the following:

Business enterprise value	$10,500
Cash excluded from business enterprise value	1,594
Deferred asset related to prepaid capital lease obligation	38
Current liabilities, excluding short-term portion of debt and capital leases	1,123
Noncurrent, non-interest bearing liabilities	1,906
Vistra Energy reorganization value of assets	$15,161

Consolidated Balance Sheet

The adjustments to TCEH's October 3, 2016 consolidated balance sheet below include the impacts of the Plan of Reorganization and the adoption of fresh start reporting.

	October 3, 2016
	TCEH (Predecessor) (1)	Reorganization Adjustments (2)		Fresh Start Adjustments		Vistra Energy (Successor)
ASSETS
Current assets:
Cash and cash equivalents	$1,829	$(1,028)	(3)	$—		$801
Restricted cash	12	131	(4)	—		143
Trade accounts receivable — net	750	4		—		754
Advances to parents and affiliates of Predecessor	78	(78)		—		—
Inventories	374	—		(86)	(17)	288
Commodity and other derivative contractual assets	255	—		—		255
Margin deposits related to commodity contracts	42	—		—		42
Other current assets	47	17		3		67
Total current assets	3,387	(954)		(83)		2,350
Restricted cash	650	—		—		650
Advance to parent and affiliates of Predecessor	17	(21)		4		—
Investments	1,038	1		9	(18)	1,048
Property, plant and equipment — net	10,359	53		(5,970)	(19)	4,442
Goodwill	152	—		1,755	(27)	1,907
Identifiable intangible assets — net	1,148	4		2,256	(20)	3,408
Commodity and other derivative contractual assets	73	—		(14)		59
Deferred income taxes	—	320	(5)	730	(21)	1,050
Other noncurrent assets	51	38		158	(22)	247
Total assets	$16,875	$(559)		$(1,155)		$15,161
LIABILITIES AND EQUITY
Current liabilities:
Long-term debt due currently	$4	$5		$(1)		$8
Trade accounts payable	402	145	(6)	3		550
Trade accounts and other payables to affiliates of Predecessor	152	(152)	(6)	—		—
Commodity and other derivative contractual liabilities	125	—		—		125
Margin deposits related to commodity contracts	64	—		—		64
Accrued income taxes	12	12		—		24
Accrued taxes other than income	119	4		—		123
Accrued interest	110	(109)	(7)	—		1
Other current liabilities	243	170	(8)	5		418
Total current liabilities	1,231	75		7		1,313

	October 3, 2016
	TCEH (Predecessor) (1)	Reorganization Adjustments (2)		Fresh Start Adjustments		Vistra Energy (Successor)
Long-term debt, less amounts due currently	—	3,476	(9)	151	(23)	3,627
Borrowings under debtor-in-possession credit facilities	3,387	(3,387)	(9)	—		—
Liabilities subject to compromise	33,749	(33,749)	(10)	—		—
Commodity and other derivative contractual liabilities	5	—		3		8
Deferred income taxes	256	(256)	(11)	—		—
Tax Receivable Agreement obligation	—	574	(12)	—		574
Asset retirement obligations	809	—		854	(24)	1,663
Other noncurrent liabilities and deferred credits	1,018	117	(13)	(900)	(25)	235
Total liabilities	40,455	(33,150)		115		7,420
Equity:
Common stock	—	4	(14)	—		4
Additional paid-in-capital	—	7,737	(15)	—		7,737
Accumulated other comprehensive income (loss)	(32)	22		10	(26)	—
Predecessor membership interests	(23,548)	24,828	(16)	(1,280)	(26)	—
Total equity	(23,580)	32,591		(1,270)		7,741
Total liabilities and equity	$16,875	$(559)		$(1,155)		$15,161

(1)	Represents the consolidated balance sheet of TCEH as of October 3, 2016.

Reorganization adjustments

(2)
Includes the addition of certain assets and liabilities associated with the Contributed EFH Entities. Also includes EFH Corp.'s contribution of liabilities associated with certain employee benefit plans to Vistra Energy.

(3)	Net adjustments to cash, which represent distributions made or funding provided to an escrow account, classified as restricted cash, under the Plan of Reorganization, as follows:

Sources (uses):
Net proceeds from PrefCo preferred stock sale	$69
Addition of cash balances from the Contributed EFH Debtors	22
Payments to TCEH first lien creditors, including adequate protection	(486)
Payment to TCEH unsecured creditors (including $73 million to escrow)	(502)
Payment of administrative claims to TCEH creditors	(53)
Payment of legal fees, professional fees and other costs (including $52 million to escrow)	(78)
Net use of cash	$(1,028)

(4)	Increase in restricted cash primarily reflects amounts placed in escrow to satisfy certain secured claims, unsecured claims and professional fee obligations associated with the bankruptcy.

(5)
Reflects the deferred income tax impact of the Plan of Reorganization implementation, including cancellation of debts and adjustment of tax-basis for certain assets of PrefCo that issued mandatorily redeemable preferred stock as part of the Spin-Off.

(6)
Primarily reflects the reclassification of transmission and distribution service payables to Oncor from payables with affiliates to trade payables with third parties pursuant to the separation of Vistra Energy from EFH Corp. and payment of accrued professional fees and unsecured claimant obligations incurred in conjunction with Emergence.

(7)	Primarily reflects the payment of accrued interest and adequate protection to the TCEH first lien creditors on the Effective Date.

(8)	Primarily reflects the following:

•	Reclassification of $82 million from LSTC related to secured and unsecured claims and $16 million in accrued professional fees from accounts payable to other current liabilities.

•
Additional accruals for $23 million of change-in-control obligations and $26 million in success fees triggered by Emergence, $7 million in professional fees, and $28 million of accrued liabilities related to the Contributed EFH Entities.

•	Payment of $12 million in professional fees.

(9)
Reflects the conversion of the TCEH DIP Roll Facilities of $3.387 billion to the Vistra Operations Credit Facilities at Emergence, the issuance and sale of mandatorily redeemable preferred stock of PrefCo for $70 million, and the obligation related to a corporate office space lease contributed to Vistra Energy pursuant to the Plan of Reorganization. See Note 12 for additional details.

(10)
Reflects the elimination of TCEH's liabilities subject to compromise pursuant to the Plan of Reorganization (see Note 5). Liabilities subject to compromise were settled as follows in accordance with the Plan of Reorganization:

Notes, loans and other debt	$31,668
Accrued interest on notes, loans and other debt	646
Net liability under terminated TCEH interest rate swap and natural gas hedging agreements	1,243
Trade accounts payable and other expected allowed claims	192
Third-party liabilities subject to compromise	33,749
LSTC from the Contributed EFH Entities	8
Total liabilities subject to compromise	33,757
Fair value of equity issued to TCEH first lien creditors	(7,741)
TRA Rights issued to TCEH first lien creditors	(574)
Cash distributed and accruals for TCEH first lien creditors	(377)
Cash distributed for TCEH unsecured claims	(502)
Cash distributed and accruals for TCEH administrative claims	(60)
Settlement of affiliate balances	(99)
Net liabilities of contributed entities and other items	(60)
Gain on extinguishment of LSTC	$24,344

(11)	Reflects the deferred income tax impact of the Plan of Reorganization implementation, including cancellation of debts and adjustment of tax basis of certain assets of PrefCo.

(12)	Reflects the estimated present value of the TRA obligation. See Note 9 for further discussion of the TRA obligation valuation assumptions.

(13)	Primarily reflects the following:

•
Addition of $122 million in liabilities primarily related to benefit plan obligations associated with a pension plan and a health and welfare plan assumed by Vistra Energy pursuant to the Plan of Reorganization. See Note 17 for further discussion of the benefit plan obligations.

•	Payment of $7 million in settlements related to split life insurance costs with a prior affiliate entity.

(14)	Reflects the issuance of approximately 427,500,000 shares of Vistra Energy common stock, par value of $0.01 per share, to the TCEH first lien creditors. See Note 14.

(15)
Reflects adjustments to present Vistra Energy equity value at approximately $7.741 billion based on a reconciliation from the $10.5 billion enterprise value described above under Reorganization Value as depicted below:

Enterprise value	$10,500
Vistra Operations Credit Facility – Initial Term Loan B Facility	(2,871)
Vistra Operations Credit Facility – Term Loan C Facility	(655)
Accrual for post-Emergence claims satisfaction	(181)
Tax Receivable Agreement obligation	(574)
Preferred stock of PrefCo	(70)
Other items	(2)
Cash and cash equivalents	801
Restricted cash	793
Equity value at Emergence	$7,741
Common stock at par value	$4
Additional paid-in capital	7,737
Equity value	$7,741
Shares outstanding at October 3, 2016 (in millions)	427.5
Per share value	$18.11

(16)	Membership Interest impact of Plan of Reorganization are shown below:

Gain on extinguishment of LSTC	$24,344
Elimination of accumulated other comprehensive income	(22)
Change in control payments	(23)
Professional fees	(33)
Other items	(14)
Pretax gain on reorganization adjustments (Note 5)	24,252
Deferred tax impact of the Plan of Reorganization and Spin-off	576
Total impact to membership interests	$24,828

Fresh start adjustments

(17)
Reflects the reduction of inventory to fair value, including (1) adjustment of fuel inventory to current market prices, and (2) an adjustment to the fair value of materials and supplies inventory primarily used in our lignite/coal-fueled generation assets and related mining operations.

(18)	Reflects the $12 million increase in the fair value of certain real property assets and $3 million reduction of the fair value for other investments.

(19)	Reflects the change in fair value of property, plant and equipment related primarily to generation and mining assets as detailed below:

Property, Plant and Equipment	Adjustment	Fair Value
Generation plants and mining assets	$(6,057)	$3,698
Land	140	490
Nuclear Fuel	(23)	157
Other equipment	(30)	97
Total	$(5,970)	$4,442

We engaged a third-party valuation specialist to assist in preparing the values for our property, plant and equipment. For our generation plants and related mining assets, an income approach was utilized in valuing those assets based on discounted cash flow models that forecast the cash flows of the related assets over their respective useful lives. Significant estimates and assumptions utilized in those models include (1) long-term wholesale power price forecasts, (2) fuel cost forecasts, (3) expected generation volumes based on prevailing forecasts and expected maintenance outages, (4) operations and maintenance costs, (5) capital expenditure forecasts and (6) risk adjusted discount rates based on the cash flows produced by the specific generation asset. The fair value of the generation plants and mining assets is based upon Level 3 inputs utilized in the income approach.

The fair value estimates for land and nuclear fuel utilized the market approach, which included utilizing recent comparable sales information and current market conditions for similarly situated land. Nuclear fuel values were determined by utilizing market pricing information for uranium. The fair value of land and nuclear fuel are based upon Level 3 inputs.

(20)
Reflects the adjustment in fair value of $2.256 billion to identifiable intangible assets, including $1.636 billion increase related to retail customer relationships, $270 million increase related to the retail trade name, $190 million increase related to an electricity supply contract, $164 million increase related to retail and wholesale contracts and $4 million decrease related to other intangible assets (see Note 7).

Also reflects the reduction of fair value of $476 million to identifiable intangible liabilities, including a reduction of $525 million related to an electricity supply contract and an increase of $49 million to wholesale contracts.

(21)	Reflects the deferred income tax impact of fresh-start adjustments to property, plant, and equipment, inventory, intangibles and debt issuance costs.

(22)	Primarily reflects the following:

•
Addition of $197 million regulatory asset related to the deficiency of the nuclear decommissioning trust investment as compared to the nuclear generation plant retirement obligation. Pursuant to Texas regulatory provisions, the trust fund for decommissioning our nuclear generation facility is funded by a fee surcharge billed to REPs by Oncor, as a collection agent, and remitted monthly to Vistra Energy.

•	Adjustment to remove $26 million of unamortized debt issuance costs to reflect the Vistra Operations Credit Facilities at fair market value.

(23)	Reflects the increase in fair value of the Vistra Operations Credit Facilities in the amount of $151 million based on the quoted market prices of the facilities.

(24)
Increase in fair value of asset retirement obligation related to the plant retirement, mining and reclamation retirement, and coal combustion residuals. See Note 21 for further discussion of our asset retirement obligations.

(25)	Reflects the following:

•
Reduction in fair value of unfavorable contracts related to wholesale contracts and a portion of an electricity supply contract in the amount of $476 million. See footnote (20) above for further detail.

•
Reduction of $465 million related to reduction in liability that represented excess amounts in the nuclear decommissioning trust above the carrying value of the asset retirement obligation related to our nuclear generation plant decommissioning.

•	Increase in fair value of obligations related to leased property in the amount of $29 million.

•	Increase in fair value of Pension and OPEB obligations in the amount of $12 million.

(26)	Reflects the extinguishment of Predecessor membership interest and accumulated other comprehensive loss per the Plan of Reorganization.

(27)	Reflects increase in goodwill balance to present final goodwill as the reorganization value in excess of the identifiable tangible assets, intangible assets, and liabilities at Emergence.

Business enterprise value	$10,500
Add: Fair value of liabilities excluded from enterprise value	3,030
Less: Fair value of tangible assets	(8,215)
Less: Fair value of identified intangible assets	(3,408)
Vistra Energy goodwill	$1,907